EXHIBIT 99.3

STATEMENTS TO HOLDERS OF MERRILL LYNCH MUNICIPAL ABS, INC.
PREREFUNDED MUNICIPAL CERTIFICATES, SERIES 2 AND SERIES 3,
RELATING TO THE DISTRIBUTION DATES OF APRIL 1, 2011 AND OCTOBER 1, 2011.

April 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn Edward Sisk

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2011.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

April 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn : Edward Sisk

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2.

Mr. Sisk:

For the above referenced issues, the principal and interest information for April 1, 2011 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 021433EL7.1	SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
24	10/1/2012	70252B BZ5	5.70	1,915,000.00	*	54,577.50	60,000.00
RI	10/1/2012	70252B CA9	Variable	22,624.00		Residual -->	2,563.00
								Total Debt Service
TOTAL				$1,937,624.00		$54,577.50	$62,563.00	$117,140.50
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 1,785,000.00		13.125%	$ 117,140.63	$ -	$ 117,140.63

April 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn Edward Sisk

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on April 1, 2011.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

April 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn : Edward Sisk

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3.

Mr. Sisk:

For the above referenced issues, the principal and interest information for April 1, 2011 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 678864MP3.1	SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
26	10/1/2011	684503 UK9	5.70	6,750,000.00	*	192,375.00	360,000.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	23,548.00		Residual -->	3,643.00
								Total Debt Service
TOTAL				$11,683,548.00		$332,310.00	$363,643.00	$695,953.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 10,605,000.00		13.125%	$ 695,953.13	$ -	$695,953.13

October 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn James Nacos

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2011.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

October 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn : James Nacos

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 2.

Mr. Sisk:

For the above referenced issues, the principal and interest information for October 1, 2011 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 021433EL7.1	SERIES 2 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
24	10/1/2012	70252B BZ5	5.70	1,855,000.00	*	52,867.50	1,640,000.00
RI	10/1/2012	70252B CA9	Variable	20,061.00		Residual -->	4,273.00
								Total Debt Service
TOTAL				$1,875,061.00		$52,867.50	$1,644,273.00	$1,697,140.50
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
13.125% 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 1,785,000.00		13.125%	$ 117,140.63	$1,580,000.00	$ 1,697,140.63

October 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn James Nacos

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn:  Fran Vespa

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3

All:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2011.  Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (212) 250-2268.

Very truly yours,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

October 1, 2011

Merrill Lynch
World Financial Center
North Towers -  9th Floor
250 Vesey Street
New York, NY  10281-1309
Attn : James Nacos

Re:           Merrill Lynch Municipal ABS, Inc.
Prerefunded Municipal Certificates Series 3.

Mr. Sisk:

For the above referenced issues, the principal and interest information for October 1, 2011 is attached.  All other relevant information is as follows:

Premium on Bonds	None
Trustee Fees Payable	None
Interest Shortfall on Bonds	None
Aggregate Shortfall on Bonds	None
Accrued Interest undistributed to holders	None
Accrued Principal undistributed to holders	None
Underlying Bonds on issues	Attached

Should you have any questions please call me at (212) 250-2268.

Sincerely,

/s/ Teddy Banica

Teddy Banica
Assistant Vice President

Ctol 678864MP3.1	SERIES 3 CERTIFICATES

	Certificate					Interest	Principal
Class	Maturity	CUSIP	Certificate	Certificate		Amount	Amount
Number	Date	Number	Rate	Amount		Due	Due
26	10/1/2011	684503 UK9	5.70	6,390,000.00	*	182,115.00	6,390,000.00
27	10/1/2012	684503 UM5	5.70	4,910,000.00	*	139,935.00	0.00
RI	10/1/2012	684503 UN3	Variable	19,905.00		Residual -->	3,903.00
								Total Debt Service
TOTAL				$11,319,905.00		$332,050.00	$6,393,903.00	$6,715,953.00
****Please note that premium on bonds, trustee fees payable, interest shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12

				Principal		Int Rate	Interest	Prin Payment
			Underlying	$ 10,605,000.00		13.125%	$ 695,953.13	$6,020,000.00	$6,715,953.13